                      [PaineWebber Life Insurance Company]



                                                   February 22, 1999

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

        Re:    PaineWebber Life Variable Annuity Account
               File No. 811-7536
               Rule 30b2 Filing

Commissioners:

        As required by Rule 30b2 under the Investment Company Act of 1940, as amended (the "Act"), PaineWebber Life Variable Annuity Account, a unit investment trust registered under the Act recently mailed to its contract owners the annual report for the underlying management investment company, Mitchell Hutchins Series Trust. This filing constitutes the filing of that report as required by Rule 30b2 under the Act.

        Pursuant to Rule 30b2 under the Act, on February 26, 1999, Mitchell Hutchins Series Trust filed its annual report with the Commission via EDGAR. To the extent necessary, that filing is incorporated herein by reference.

                                                   Sincerely,

                                                   /s/ Geri Jasinkiewicz Silva
                                                   Geri Jasinkiewicz Silva

cc: Kimberly J. Smith